Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashutosh Kulkarni, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Elastic N.V. for the fiscal quarter ended October 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Elastic N.V.

Date: November 24, 2025	By:		/s/ Ashutosh Kulkarni
		Name:	Ashutosh Kulkarni
		Title:	Chief Executive Officer and Director
(Principal Executive Officer)

This certification accompanies the Annual Report, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Elastic N.V. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.